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                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549


                                       FORM 8-K


                                    CURRENT REPORT



                          PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934



      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JANUARY 23, 1997
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                                 JAVA GROUP, INC.
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         (Exact name of registrant as specified in its charter)



          DELAWARE                   0-20705                 11-2987370
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(State or other jurisdiction      (Commission              (IRS Employer
    of incorporation)             File Number)        Identification No.)


  404-999 CANADA PLACE, VANCOUVER,
  BRITISH COLUMBIA, CANADA                                  V6C 3E2
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   (Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code (604) 641-1362



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        (Former name or former address, if changed since last report.)

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ITEM 9.  SALE OF EQUITY SECURITIES PURSUANT TO REGULATION S.

         On January 23, 1997, the Company entered into a Settlement Agreement with Seahawk Securities Limited ("Seahawk") pursuant to which the Company issued 500,000 shares of its Common Stock to Seahawk. The shares were issued in full satisfaction of amounts owed by the Company to Seahawk for money borrowed, inclusive of principal and interest, aggregating $193,361.34. The issuance of shares was made in reliance upon Regulation S under the Securities Act of 1933. Seahawk is not a "U.S. person" as defined in Regulation S.

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                                      SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                 JAVA GROUP, INC.



                                                 By:/s/ Robert P. Gillingham
                                                    ------------------------
                                                    Robert P. Gillingham,
                                                    President



Dated:  January 29, 1997